UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/30/2006

EXACTECH, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-28240

FL	59-2603930
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2320 NW 66th Court, Gainesville, FL 32653
(Address of principal executive offices, including zip code)

352-377-1140
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On October 30, 2006, the Company issued a press release reporting its financial results for the quarter and nine months ended September 30, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed "furnished" and not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 7.01.    Regulation FD Disclosure

On October 30, 2006, the Company issued a press release reporting its financial results for the quarter and nine months ended September 30, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits

99.1 Press release dated October 30, 2006 issued by Exactech, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACTECH, INC.

Date: October 30, 2006	By:	/s/ Joel C. Phillips
Joel C. Phillips
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated October 30, 2006 issued by Exactech, Inc.